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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2002



                         ANADARKO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                    1-08968                  76-0146568
(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
            Incorporation)           File Number)           Identification No.)


                             1201 Lake Robbins Drive
                         The Woodlands, Texas 77380-1046
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (832) 636-1000


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ITEM 5.  OTHER EVENTS.

         Anadarko Petroleum Corporation (the "Company") has entered into a Terms Agreement dated September 17, 2002 with Deutsche Bank Securities Inc., Credit Suisse First Boston Corporation, JP Morgan Securities Inc., Salomon Smith Barney Inc., ABN AMRO Incorporated, BMO Nesbitt Burns Corp., Fleet Securities, Inc., The Royal Bank of Scotland plc and SunTrust Capital Markets, Inc., pursuant to which the Company will issue $300 million aggregate principal amount of the Company's 5% Notes due October 1, 2012. The net proceeds from the Notes will be approximately $295 million, and will be used to pay down floating-rate debt.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS


             Exhibit
             Number       Description
             ------       -----------

               1.1 Terms Agreement dated as of September 17, 2002, which supplements the form of underwriting agreement filed as exhibit 1(a) to the Registration Statement on Form S-3/A (File No. 333-55964) filed on March 13, 2001.

               4.1        Officer's Certificate dated as of September 20, 2002.

               4.2        Form of 5% Notes due 2012.

               5.1 Opinion of Andrews & Kurth L.L.P. as to the legality of the Notes.

              12.1 Computation of Ratio of Earnings to Fixed Charges, and Earnings to Combined Fixed Charges and Preferred Stock Dividends.

              23.1        Consent Letter of Andrews & Kurth L.L.P. (included in
                          Exhibit 5.1).



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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ANADARKO PETROLEUM CORPORATION



                                       By:    /s/ SUZANNE SUTER
                                          --------------------------------------
                                       Name:  Suzanne Suter
                                       Title: Corporate Secretary

Date:  September 20, 2002

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                                  EXHIBIT INDEX

       Exhibit
       Number       Description
       ------       -----------
         1.1        Terms Agreement dated as of September 17, 2002, which
                    supplements the form of underwriting agreement filed
                    as exhibit 1(a) to the Registration Statement on Form
                    S-3/A (File No. 333-55964) filed on March 13, 2001.

         4.1        Officer's Certificate dated as of September 20, 2002.

         4.2        Form of 5% Notes due 2012.

         5.1 Opinion of Andrews & Kurth L.L.P. as to the legality of the Notes.

        12.1        Computation of Ratio of Earnings to Fixed Charges, and
                    Earnings to Combined Fixed Charges and Preferred Stock
                    Dividends.

        23.1        Consent Letter of Andrews & Kurth L.L.P. (included in
                    Exhibit 5.1).